UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2010

THE MOSAIC COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-0891589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 918-8270

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

The Mosaic Company (the “Company”) today issued a conditional “WARN” notice to 221 mine employees advising them that in 60 days the Company’s South Fort Meade, Florida, phosphate rock mine may close indefinitely. The Company issued the WARN notice because of a lawsuit filed on June 30, 2010 by Sierra Club, Inc., Manasota-88, Inc. and People for Protecting Peace River, Inc. in the United States District Court for the Middle District of Florida, Jacksonville Division. The lawsuit contests the issuance by the U.S. Army Corps of Engineers (the “Corps”) of a federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, phosphate rock mine into Hardee County (the “Hardee County Extension”), alleging that the issuance of the permit by the Corps violates several federal laws relating to the protection of the environment and was arbitrary, capricious, an abuse of discretion, and otherwise not in accordance with law. On July 1, 2010, the court issued a temporary restraining order (“TRO”) prohibiting the Corps and us from conducting activities in the waters of the United States in reliance on the federal wetlands permit. The TRO remains in effect through July 28, 2010 unless modified or extended by the court. The court also set a hearing on plaintiffs’ motion for a preliminary injunction for July 22, 2010. We anticipate receiving a ruling from the Court on the motion for preliminary injunction prior to the expiration of the TRO.

Without the federal wetlands permit for the Hardee County Extension, mining at the South Fort Meade mine cannot continue without adverse consequences. Three of the mine’s four draglines have been idled awaiting access to the new reserves in Hardee County, and output from the single remaining dragline cannot economically support the operating costs of the mine.

The WARN notices were necessary at the present time because of the 60 day notice period required by law prior to layoffs of affected employees, if the court grants a preliminary injunction halting mining until a trial is held to decide the merits of the lawsuit. Should a preliminary injunction not be entered by the court, work will continue on the Hardee County Extension and the WARN notices will be allowed to expire without any layoffs occurring.

The Company believes that the plaintiffs’ claims are without merit and intends to vigorously defend the Corps issuance of the federal wetlands permit for the Hardee County Extension.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: July 12, 2010	By:	/s/ Richard L. Mack
	Name:	Richard L. Mack
	Title:	Executive Vice President, General Counsel and Corporate Secretary